Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of iPayment, Inc. (“the Company”) on Form 10-Q for the period ended March 31, 2011 (the “Report”), I, Mark C. Monaco, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(c)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(d)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This Certification is executed as of May 12, 2011.

/s/ Mark C. Monaco
Mark C. Monaco
Chief Financial Officer

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